SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

Mutual Fund Series Trust

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PROXY MATERIALS

PLEASE CAST YOUR VOTE NOW!

Catalyst/Lyons Tactical Allocation Fund

a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

1-866-447-4228

Dear Shareholder:

Lyons Wealth Management, LLC (“Lyons”) has served as investment sub-advisor to the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”), since its inception in July 2012. During this time, Alexander “Sander” Read served as the President and Chief Executive Officer of Lyons, directing the firm’s day-to-day management and strategy, while Mark Cosgrove was the firm’s owner.  In November 2013, Mr. Cosgrove transferred his entire ownership interest in the firm to Mr. Read.  Whenever a change of control occurs with an investment advisor, a new advisory agreement must be approved by shareholders. While there has been no change to the management and key personnel of Lyons as a result of the change in ownership, it was determined that a technical change in control of occurred. As a result, the Board of Trustees of the Trust (“Board of Trustees”) has requested that Fund shareholders approve a new sub-advisory agreement.  I am writing to ask for your prompt vote for the approval of a new sub-advisory agreement between the Fund’s investment advisor, Catalyst Capital Advisors LLC (“Catalyst”), and Lyons, which is substantially similar to the previous agreement.

In addition, in order to allow Catalyst flexibility going forward and to reduce potential expenses to the Fund, I also urge that you approve a second proposal.  This second proposal allows Catalyst, with the approval of the Board of Trustees, to appoint or replace a non-affiliated sub-advisor to the Fund or change the terms of a contract with a non-affiliated sub-advisor without the need for shareholder approval.  To allow this, the Trust and Catalyst have been granted an order from the Securities and Exchange Commission providing exemptive relief and the Fund is now requesting permission from the shareholders to rely on the order.  Catalyst has no current intention of changing sub-advisors, however, these provisions will allow flexibility to deal with changes of ownership or other circumstances in the future.

The proposals have been carefully reviewed by the Board of Trustees of the Trust.  The Board of Trustees unanimously recommends that you vote FOR both proposals.

It is very important that we receive your vote before March 28, 2014.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

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PHONE: Call the toll-free number on your proxy card.  Enter the control number on your proxy card and follow the instructions.

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INTERNET: Visit the website indicated on your proxy card.  Enter the control number on your proxy card and follow the instructions.

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MAIL: Complete the proxy card(s) enclosed in this package.  BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

I appreciate your participation and prompt response in this matter.

Sincerely,

Jerry Szilagyi

President and Secretary

Mutual Fund Series Trust

Important information to help you understand and vote on the proposals:

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to (1) approve a new sub-advisory agreement with Lyons Wealth Management, LLC (“Lyons”), which is substantially similar to the current agreement and will enable Lyons to resume serving as the investment sub-advisor for the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), a series of Mutual Fund Series Trust (the “Trust”), and (2) to allow the Fund’s investment advisor, Catalyst Capital Advisors LLC (“Catalyst”), to appoint or replace a non-affiliated sub-advisor to the Fund or change the terms of a contract with a non-affiliated sub-advisor without the need for shareholder approval. This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Trust’s Board of Trustees (the “Board of Trustees”) held on February 11, 2014, the Board of Trustees approved, subject to shareholder approval, the continuance of Lyons as the investment sub-advisor to the Fund, under a new sub-advisory agreement, which is substantially similar to the previous agreement.

What am I being asked to vote on?

You are being asked to vote to approve a new sub-advisory agreement between Lyons and Catalyst, on behalf of the Fund, which is substantially similar to the current agreement, and to allow Catalyst to change investment sub-advisors to the Fund in the future without having to first obtain shareholder approval.

Lyons served as investment sub-advisor to the Fund since its inception in July 2012 until February 3, 2014. During this time, Alexander “Sander” Read served as the President and Chief Executive Officer of Lyons directing the firm’s day-to-day management and strategy, while Mark Cosgrove was the firm’s owner. In November 2013, Mr. Cosgrove transferred his entire ownership interest in the firm to Mr. Read.

Whenever an investment advisor undergoes a “change in control” under the Investment Company Act of 1940 (the “1940 Act”), this results in an assignment and automatic termination of the advisory agreement and requires a new advisory agreement to be approved by shareholders. While there has been no change to the management and key personnel of Lyons as a result of the described change in ownership, it was later determined that technical change in control occurred. Therefore, the Board of Trustees has requested that Fund shareholders approve a new sub-advisory agreement between Catalyst and Lyons, which is substantially similar to the previous agreement. In the interim, Catalyst has begun managing the Fund’s portfolio consistent with Lyons’ investment strategy.

On February 11, 2014, the Board of Trustees approved a new sub-advisory agreement between the Trust and Lyons on behalf of the Fund. These actions by the Board of Trustees are subject to shareholder approval.

In addition, in order to allow Catalyst flexibility going forward and to reduce potential future expenses to the Fund, the Board of Trustees is requesting approval from the Fund’s shareholders to allow Catalyst, with the approval of the Board of Trustees, to appoint or replace a non-affiliated sub-advisor to the Fund or change the terms of a contract with a non-affiliated sub-advisor without the need for shareholder approval. To allow this, the Trust and Catalyst have been granted exemptive relief from the Securities and Exchange Commission in an order granted January 13, 2014. Catalyst has no current intention of changing sub-advisors, however, these provisions will allow flexibility to deal with changes of ownership or other circumstances in the future.

How will my approval of these proposals affect the management and operation of the Fund?

The Fund’s investment strategies will not change, and the same sub-advisor and portfolio management team will resume managing the Fund’s portfolio. Approval of the proposals will allow shareholders to continue to benefit from the investment advice provided by Lyons to the Fund.

Are there any proposed changes to the sub-advisory agreement or to the fee arrangement?

There are no substantive differences between the previous sub-advisory agreement and the proposed new sub-advisory agreement and no changes to the fee arrangement with Lyons.

Has the Board of Trustees approved the proposals?

Yes. The Board of Trustees has unanimously approved the proposals and recommends that shareholders also vote to approve the proposals.

Why has the Board of Trustees approved the proposals?

The Board believes that it is in the best interests of the Fund and its shareholders that Lyons manage the investments of the Fund and to allow Catalyst the flexibility going forward to choose the sub-advisor without the burden and expense of a shareholder meeting, which would reduce potential future expenses to the Fund.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

Lyons (not the Fund’s shareholders) will pay the expenses incurred in connection with preparing the proxy statement, its enclosures and all related legal and solicitation expenses.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on February 21, 2014 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

What vote is required?

Approval of the proposals requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions, or by visiting the website indicated on your proxy card.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call 1-866-745-0272. Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m., Eastern time.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposals.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

Catalyst/Lyons Tactical Allocation Fund

a series of Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

 1-866-447-4228

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 28, 2014

The Board of Trustees of the Mutual Fund Series Trust (the “Trust”), an open-end management investment company organized as an Ohio business trust, has called a special meeting of the shareholders of the Catalyst/Lyons Tactical Allocation Fund (the “Fund”) to be held at the offices of the MFund Services LLC, 22 High Street, Huntington, NY 11743, on March 28, 2014 at 10:00 a.m., Eastern time, for the following purposes:

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To approve a new sub-advisory agreement between Catalyst Capital Advisors LLC and Lyons Wealth Management, LLC (“Lyons”).

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To approve the Fund’s reliance on an order granted by the Securities and Exchange Commission on January 13, 2014.  The order provides an exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940, as amended, and will allow Catalyst Capital Advisors LLC to hire unaffiliated sub-advisors without shareholder approval.

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To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on February 21, 2014 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on March 28, 2014.  A copy of this Notice of Shareholder Meeting and the Proxy Statement (including the proposed Sub-Advisory Agreement and the proposed Management Agreement) are available at www.proxyonline.com/docs/catalyst-lyons-tafund.pdf.

By Order of the Board of Trustees

Jerry Szilagyi, Secretary

March 5, 2014

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or call the number listed on your proxy card, whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Catalyst/Lyons Tactical Allocation Fund

a series of Mutual Fund Series Trust

with its principal offices at

17605 Wright Street, Omaha, NE 68130

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 28, 2014

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees”) of the Mutual Fund Series Trust (the “Trust”) on behalf of the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), for use at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of MFund Services LLC, 22 High Street, Huntington, NY 11743 on March 28, 2014 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.  The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about March 6, 2014.

The Meeting has been called by the Board of Trustees of the Trust for the following purposes:

1.

To approve a new investment sub-advisory agreement between Catalyst Capital Advisors LLC (“Catalyst”),  the investment advisor to the Fund, and Lyons Wealth Management, LLC (“Lyons”), the sub-advisor to the Fund.

2.

To approve the Fund’s reliance on an order granted by the Securities and Exchange Commission on January 13, 2014.  The order provides an exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940, as amended, and will allow Catalyst Capital Advisors LLC to hire unaffiliated sub-advisors without shareholder approval.

3.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 21, 2014 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 17605 Wright Street, Omaha, NE 68130, by calling 1-866-447-4228 or by visiting www.CatalystMutualFund.com.

PROPOSAL I

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

CATALYST AND LYONS

Background

The primary purpose of this proposal is to approve a new sub-advisory agreement between Catalyst and Lyons (the “New Sub-Advisory Agreement”) in order to allow Lyons to resume managing the assets of the Fund.  Both Catalyst and Lyons assumed their respective duties of investment advisor and sub-advisor to the Fund in July 2012.  Approval of the New Sub-Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders.  The New Sub-Advisory Agreement is similar in all material respects to the previous sub-advisory agreement (the “Previous Sub-Advisory Agreement”) that it will replace.  The effective date of the New Sub-Advisory Agreement will be the date shareholders of the Fund approve the New Sub-Advisory Agreement.

Shareholder approval of the New Sub-Advisory Agreement is being requested in connection with a change in the ownership of Lyons. Lyons served as investment sub-advisor to the Fund since its inception in July 2012 until February 3, 2014. During this time, Alexander “Sander” Read served as the CEO of Lyons, directing the firm’s day-to-day management and strategy, while Mark Cosgrove was the firm’s owner.  In November of 2013, Mr. Cosgrove transferred his entire ownership interest in the firm to Mr. Read.

Under the 1940 Act, a transaction that results in a “change in control” of an investment advisor causes the advisor’s management agreement, or in this case, sub-advisory agreement, to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. There has been no change to the management and key personnel of Lyons as a result of the change in ownership. However, soon after January 23, 2014, the date that Catalyst received a notification from Lyons regarding the ownership change, the Trust determined that a technical change in control of Lyons had occurred.

Therefore, the Board of Trustees has requested that Fund shareholders approve a new sub-advisory agreement between the Catalyst and Lyons, which is substantially similar to the previous agreement. The 1940 Act requires that the New Sub-Advisory Agreement be approved by a vote of a majority of the outstanding shares of the Fund.  Shareholders are being asked to approve the proposed New Sub-Advisory Agreement, which will take effect upon shareholder approval. From February 3, 2014 and until the New Sub-Advisory Agreement is approved, Catalyst will manage the Fund’s portfolio consistent with Lyons’ investment strategy.

The Sub-Advisory Agreement

Under the terms of the investment management agreement between the Trust and Catalyst, on behalf of the Fund, Catalyst is entitled to receive an annual advisory fee from the Fund equal to 1.25% of the Fund’s average daily net assets. Under the terms of the Previous Sub-Advisory Agreement, Lyons was entitled to receive an annual fee from the Fund equal to 50% of the net advisory fee paid to Catalyst.   The “net advisory fee” is defined as the advisory fee earned by Catalyst, less any revenue sharing, administration, account-based and asset-based fees or sub-transfer agency fees not paid by the Fund.  For such compensation, Lyons, at its expense, continuously furnished an investment program for the Fund, made investment decisions on behalf of the Fund, and placed all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees determined.  The Previous Sub-Advisory Agreement was entered into on February 28, 2012 and was approved by the initial shareholder of the Fund on July 2, 2012.  The Board of Trustees, including the Independent Trustees (as defined in the 1940 Act), unanimously approved the Previous Sub-Advisory Agreement at a meeting on February 28, 2012.

The Previous Sub-Advisory Agreement provided that it would continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust.  The Previous Sub-Advisory Agreement automatically terminated on assignment and was terminable upon notice by each respective Fund.  In addition, the Previous Sub-Advisory Agreement could be terminated on not more than 60 days’ notice by Lyons given to the Fund.

The Previous Sub-Advisory Agreement provided that Lyons would not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Previous Sub-Advisory Agreement, except for the date of execution, effectiveness, and termination. Approval of the New Sub-Advisory Agreement will not cause an increase in fees paid by the Fund.

The effective date of the New Sub-Advisory Agreement with respect to the Fund will be the date shareholders of the Fund approve the New Sub-Advisory Agreement.  If the New Sub-Advisory Agreement with Lyons is not approved by shareholders, the Board of Trustees and Catalyst will consider other options, including a new or modified request for shareholder approval of a New Sub-Advisory Agreement.

The New Sub-Advisory Agreement is attached as Appendix A.  You should read the New Sub-Advisory Agreement.  The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Evaluation by the Board of Trustees

At a meeting held on February 11, 2014, the Board of Trustees approved the New Sub-Advisory Agreement for the Fund, subject to shareholder approval. The Board of Trustees’ determination to approve the New Sub-Advisory Agreement followed their consideration of various factors and review of written materials provided by Lyons. The Board of Trustees’ deliberations and the information on which their conclusions were based are summarized below.

In connection with their deliberations regarding approval of the New Sub-Advisory Agreement, the Trustees reviewed Lyons’ responses to a series of questions regarding, among other things, their investment performance, Lyons’ quality of services, comparative fee and expense information, and an estimate of Lyons’ profitability from managing the Fund (“Lyons 15c Response”).  The Trustees noted that Lyons is not affiliated with the transfer agent, underwriter, or custodian, and therefore does not derive any benefits from the relationships these parties have with the Fund.

Nature, Extent and Quality of Services. As to the nature, extent and quality of the services provided by Lyons, the Trustees reviewed the Lyons 15c Response and  Form ADV, Parts 1 and 2, which provided information on the corporate structure, officers, owners, and compliance record of Lyons.  The Board of Trustees considered Lyons’ duties under the terms of the New Sub-Advisory Agreement and reviewed the services provided by Lyons to the Fund. The Board of Trustees discussed the experience of the key personnel servicing the Fund and noted that there were no changes in personnel servicing the Fund or in the management of Lyons in connection with the change of ownership.   The Board of Trustees then discussed Lyons’ compliance program with the Trust’s Chief Compliance Officer who reviewed her findings from a recent on-site examination of Lyons. The Trustees discussed their concerns with respect to Lyons’ untimely notification of the change in ownership to Catalyst, but acknowledged that Lyons overall compliance program appears to be sound. The Board of Trustees further acknowledged that Lyons utilizes the services of a reputable compliance consulting firm and that the compliance firm provides support and periodically reviews Lyons compliance program. In response to questions from the Trustees, a representative of Catalyst explained that Catalyst has been satisfied with the quality of services provided to the Fund by Lyons. The Trustees then concluded that Lyons had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Sub-Advisory Agreement and that the nature, overall quality and extent of the services to be provided by Lyons was satisfactory.

Performance.  As to the Fund’s performance, the Board of Trustees referred to the Lyons 15c Response, which compared the Fund’s performance to the S&P 500 Total Return Index (“S&P Index”).  The Board of Trustees considered that the Fund’s 38.45% return (Class A shares) for the one-year period ending December 31, 2013 outperformed the return of the S&P Index, which returned 32.39% for the same period.  They noted that, since inception, the Fund also outperformed their benchmark with an annualized return of 29.32% as compared to 25.12%.  The Trustees concluded that based on the Fund’s performance over prior periods and the experience and qualifications of the portfolio management team, that Lyons was expected to obtain an acceptable level of investment returns to shareholders.

Fees and Expenses.  As to fees and expenses for Lyons’ services, the Trustees considered that the Fund pays Catalyst 1.25% of the Fund’s average daily net assets and, pursuant to the New Sub-Advisory Agreement, Catalyst will pay to Lyons 50% of the advisory fee Catalyst receives from the Fund, less fee waivers due to the expense caps and any revenue sharing, administration, account-based and asset-based fees or sub-transfer agency fees not paid by the Fund. The Board of Trustees recognized that the fee received by Lyons would be significantly reduced by fee waivers and those expenses of the Fund that Catalyst and Lyons have agreed to share. The Board of Trustees considered that Lyons charges a management fee for its services to other accounts with similar investment strategies in exchange for management fees that is higher than the Fund’s proposed sub-advisory fee. The Trustees considered the allocation of the fees paid to Lyons and Catalyst in comparison to the services rendered, and determined that the fees retained by Lyons for its management of the Fund’s portfolio was reasonable and that the sub-advisory fees were acceptable in light of the quality of the services the Fund has received and is expected to continue to receive from Lyons.

Profitability. As to the costs of the services to be provided and the profits to be realized by Lyons, the Trustees reviewed Lyons’ analysis of its profitability and its financial condition, and noted that Lyons had not yet reached profitability in its relationship with the Fund.  Therefore, the Trustees concluded that Lyons’ level of profitability from its relationship to the Fund was not excessive.

Economies of Scale. As to economies of scale, the Trustees noted that the New Sub-Advisory Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Lyons to share its economies of scale with the Fund and its shareholders if the Fund experienced a substantial growth in assets.  However, the Trustees recognized that the Fund had not yet reached asset levels where Lyons could realize significant economies of scale and that the absence of breakpoints was acceptable.

Conclusion. As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that approval of the New Sub-Advisory Agreement between Catalyst and Lyons is in the best interests of the Fund and its shareholders.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Sub-Advisory Agreement.

Information Concerning Lyons

Lyons is a Florida limited liability company located at 807 W Morse Blvd #105, Winter Park, FL, 32789.  The names, titles, addresses, and principal occupations of the principal executive officers and directors of Lyons are set forth below:

Name and Address:*	Title:	Principal Occupation:
Alexander “Sander” Read	President, Chief Executive Officer and Chief Compliance Officer	President, Chief Executive Officer and Chief Compliance Officer of Lyons
Louis A. Stevens	Managing Director of Portfolio Management and Research	Managing Director of Portfolio Management and Research of Lyons
Kerry Merrigan Falconer	Managing Director of Operations & Client Relations	Managing Director of Operations & Client Relations of Lyons

* The address for each officer and director is Lyons Wealth Management, LLC 807 W Morse Blvd #105 Winter Park, FL, 32789.

During the fiscal year ended June 30, 2013, Lyons earned sub-advisory fees of $22,771 related to the Fund.

PROPOSAL II

APPROVAL OF THE FUND’S RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION
UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT

Background

The purpose of this proposal is to enable Catalyst, with the approval of the Board of Trustees, including a separate vote of the Independent Trustees, to appoint one or more non-affiliated investment sub-advisors or to replace an existing investment sub-advisor with a non-affiliated investment sub-advisor, as well as change the terms of a contract with a non-affiliated investment sub-advisor, without soliciting the approval of shareholders.  To do so, the Trust and Catalyst applied and was granted an order for exemptive relief from the SEC (a “Manager of Managers Order”) to permit Catalyst, with the approval of the Board of Trustees, to take such actions with respect to the Fund.

The 1940 Act and the rules thereunder require that sub-advisory agreements be approved by the Board of Trustees, including by a majority of the Independent Trustees, and the shareholders of the applicable Fund.  Therefore, if and when Catalyst seeks to hire one or more sub-advisors to provide investment advisory services to the Fund, or to replace an existing sub-advisor, or if Lyons undergoes another change of control, the Trust must solicit shareholder approval of a new sub-advisory agreement at a shareholder meeting preceded by the preparation, filing, printing and mailing of a proxy statement, such as this Proxy Statement, and Catalyst or the Fund would be required to pay the costs of such activities.  The Manager of Managers Order will facilitate the efficient hiring of sub-advisors, or approving a new agreement in the case of a change of control, without the burden and expense of a shareholder meeting.

The Board of Trustees approved the filing of an application (the “Application”) by the Trust and Catalyst for the Manager of Managers Order, which the Trust filed on December 7, 2012 and amended on June 6, 2013 and November 11, 2013.  On December 16, 2013, a notice of the filing of the application was issued which gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered. On January 13, 2014, with no requests received, the SEC granted the Manager of Managers Order.

The Manager of Managers Order

The Application stated that Catalyst will obtain the approval of the Board of Trustees, including a majority of the Independent Trustees, when changing sub-advisors or making material changes to an existing sub-advisory agreement, but approval by shareholders of the Fund will not be sought or obtained.  The Manager of Managers Order only applies to the hiring of and making material changes to a sub-advisory agreement with a sub-advisor that is not affiliated with Catalyst.  Shareholder approval will continue to be required for such actions involving an affiliated sub-advisor.

Even with the Manager of Managers Order, sub-advisory agreements of the Fund will continue to be subject to the requirements of Section 15(a) of the 1940 Act with respect to the terms of such agreements.  Additionally, the Fund will prominently disclose in its prospectus that Catalyst monitors the Fund’s sub-advisor(s) for adherence to their specific strategy, continuously supervises and monitors their performance and periodically recommends to the Board of Trustees which sub-advisor(s) should be retained or released.  The Fund will also disclose that it operates pursuant to the terms and conditions of the Manager of Managers Order.  The Fund will be required, within 90 days of the hiring of a new sub-advisor, to furnish its shareholders with all information about the new sub-advisor that would be included in a proxy statement.

Accordingly, the Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the Fund’s reliance on an order by the SEC for exemption under various rules and forms of the 1940 Act.

OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Mutual Fund Series Trust, an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006.  The Trust’s principal executive offices are located at 17605 Wright Street, Omaha, Nebraska 68130.  The Board of Trustees supervises the business activities of the Fund.  Like other mutual funds, the Fund retains various organizations to perform specialized services.  Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the national distributor of the Fund.  Gemini Fund Services, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting and certain administrative services.  CCO Compliance Services, LLC, located at 1140 Avenue of the Americas, 9th Floor, New York, New York 10036, provides the Fund with compliance services. MFund Services LLC, located at 22 High Street, Huntington, NY 11743, provides the Trust with certain management and administrative services.

THE PROXY

The Board of Trustees solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting.  A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Fund will be voted for approval of the proposed New Sub-Advisory Agreement and for approval of the Fund’s reliance on the Manager of Managers Order. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting.  You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, 5,328,583.154 shares of beneficial interest of the Fund were issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I and Proposal II.  Each shareholder of the Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Fund submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund, as applicable, is required for the approval of the proposed New Sub-Advisory Agreement and the Fund’s reliance on the Manager of Managers Order.  As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal.  As a result, with respect to approval of the proposed New Sub-Advisory Agreement and the Fund’s reliance on the Manager of Managers Order, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.  As of the Record Date, the record owners of more than 5% of any outstanding class of shares of the Fund are listed in the following table.

Name and Address	Percentage of Class Owned	Number of Shares of each Class Owned
LPL FINANCIAL ATTN: MUTUAL FUND OPS P.O. BOX 509046 SAN DIEGO, CA 92150-9046	10.74%	409,675.81 – Class A

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act.  As of the Record Date, the Trust is not aware of any shareholder owning more than 25% of the shares of the Fund.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the U.S. Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular Meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Jerry Szilagyi, Secretary, Mutual Fund Series Trust, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788.

COST OF SOLICITATION

The Board of Trustees of the Trust is making this solicitation of proxies.  The Trust has engaged AST Fund Solutions, LLC, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation.  The estimated fees anticipated to be paid to the Proxy Solicitor for solicitation services are approximately $8,817. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Lyons.  In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Lyons will reimburse them for their expenses in so doing.  Certain officers, employees and agents of the Trust, and Catalyst, and Lyons may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above.  If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at 1-1-866-447-4228, or write the Trust at 17605 Wright Street, Omaha, Nebraska 68130.

A copy of the Notice of Shareholder Meeting and the Proxy Statement (including copies of the proposed sub-advisory agreement) are available at www.proxyonline.com/docs/catalyst-lyons-tafund.pdf.

BY ORDER OF THE BOARD OF TRUSTEES

Jerry Szilagyi, Secretary

Dated March 5, 2014

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR CALL THE NUMBER LISTED ON YOUR PROXY CARD.

Appendix A

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT between Catalyst Capital Advisors LLC, a New York limited liability corporation (the "Adviser"), and Lyons Wealth Management, LLC, a Florida limited liability corporation (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to multiple series of Mutual Fund Series Trust, an Ohio business trust (the "Trust"), pursuant to a Management Agreement dated as of July 31, 2006 as amended (the "Management Agreement");

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment managers as sub-advisers to manage accounts and or assets designated for the Adviser’s management by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisors Act of 1940, as amended (the ”Advisers Act”);

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

Sub-Adviser's Duties. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

(A)

The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

(B)

The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;

(C)

The Sub-Adviser, in the performance of its duties and obligations under this agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Trust's Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(D)

The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to paragraph heading: EXECUTION OF PURCHASE AND SALE ORDERS below;

(E)

The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the board may reasonably request;

(F)

The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the Fund’s securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;

(G)

The Sub-Adviser shall respond promptly to any request from the Adviser or the Fund’s fund accountant for assistance in obtaining price sources for securities held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Fund’s accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;

(H)

The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted, and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund;

(I)

The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the board a written report that describes any issues arising under the code of ethics since the last report to the board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the sub-adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;

(J)

The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable federal and state regulations.  The Sub-Adviser shall provide to the trust's chief compliance officer an annual written report regarding the sub-adviser's compliance program.

Custodian.  The assets of the Fund shall be held by an independent custodian, not Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser 's obligations in respect of the Fund.

Risk Acknowledgment. Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of Sub-Adviser's overall management of the Fund.  Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Fund’s prospectus and statement of additional information.

Directions to the Sub-Adviser.  Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser.  The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

Execution of Purchase and Sale Orders.  In connection with purchases or sales of portfolio securities for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing the Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.  The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund's portfolio transactions, including transactions effected through others.  If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund.  The Sub-Adviser's services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).  Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

Compensation of the Sub-Adviser. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a fee equal to fifty percent (0.50) of the net advisory fees paid by the Fund to the Adviser.  Net advisory fees are defined as management fees less fee waivers due to the expense caps and any revenue sharing, administration, account-based and asset-based fees or sub-transfer agency fees not paid by the Fund.  This fee for each month will be paid to the Sub-Adviser during the succeeding month.  The Adviser is solely responsible for the payment of the Sub-Adviser's fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Fund.

Use of Names. The Trust and Sub-Adviser acknowledge that all rights to the name "Lyons" belong to the Sub-Adviser, and that the Trust is being granted a limited license to use such word in its Fund name or in any class name. In the event the Sub-Adviser ceases to be the sub-adviser, the Trust's right to the use of the name "Lyons" shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by the Sub-Adviser during the term of the Agreement upon ninety (90) days' written notice by the Sub-Adviser to the Trust. Nothing contained herein shall impair or diminish in any respect the Sub-Adviser's right to use the name "Lyons" in the name of, or in connection with, any other business enterprises with which the Sub-Adviser is or may become associated. There is no charge to the Trust for the right to use this name.

Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

Duration and Termination. The term of this Agreement shall begin as of the date and year upon which the shareholders of the Fund approve this Agreement and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time on at least 60 day’s prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board of Trustees, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Fund from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Trust.  Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to Adviser.    If this Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of the Fund.  This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Non-Exclusive Management. Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund.  Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or the Fund.  Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers.  In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Investment Advisers Act of 1940 (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification.  Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Privacy Notice/Confidentiality.  The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy.  Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

Notice.  Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers specified on page 1 or to such other address as a party may from time to time specify to the other party by such notice hereunder.  Any such notice shall be deemed duly given when delivered at such address.

Arbitration.  Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction.  Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

Indemnification. Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the other and each of their respective officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the other’s violation of any of the terms of this Agreement. Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act.  In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

Severability.  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Binding Effect.  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

Captions.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

Change of Control.  The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

Other Business.  Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the date and year first above written.

Catalysts Capital Advisors LLC	Lyons Wealth Management, LLC

By:	By:

Name: Jerry Szilagyi	Name : Alexander Read

Title: CEO	Title: CEO

Mutual Fund Series Trust

17605 Wright Street,

Omaha, NE 68130

Catalyst/Lyons Tactical Allocation Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 28, 2014

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jerry Szilagyi and Jennifer Bailey, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Mutual Fund Series Trust (the “Trust”) to be held at offices of the MFund Services LLC, 22 High Street, Huntington, NY 11743 on March 28, 2014 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Catalyst/Lyons Tactical Allocation Fund (the “Fund”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW SUB-ADVISORY AGREEMENT,  FOR RELIANCE ON AN ORDER BY THE SEC FOR EXEMPTION UNDER VARIOUS RULES AND FORMS OF THE 1940 ACT, AND IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________     Signature        Date

_______________________________________Signature of Joint Shareholder    Date

▲  FOLD HERE  PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example: [ ]

	FOR	AGAINST	ABSTAIN
1. To approve a new Sub-Advisory Agreement between Catalyst Capital Advisors, LLC and Lyons Wealth Management, LLC.	☐	☐	☐

2.

To approve the Catalyst/Lyons Tactical Allocation Fund’s reliance on an order granted by the Securities and Exchange Commission under which the Fund has been granted for exemption from certain provisions of Section 15(a) of the Investment Company Act of 1940.

	☐	☐	☐

A copy of the Proxy Statement is available online at: www.proxyonline.com/docs/catalyst-lyons-tafund.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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